EXHIBIT 10.49

NOTICE OF ASSIGNMENT AND ACCEPTANCE

August 20, 2002

Bank of America, N.A., as Administrative Agent

335 Madison Avenue

New York, New York

Attn: James Foley

Manufacturers’ Services Limited

300 Baker Avenue

Concord, Massachusetts 01742-2121

Attn: Sean Lannan

Re:  Manufacturers’ Services Limited

Ladies and Gentlemen:

We refer to the Credit Agreement, dated as of June 20, 2002 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), made by and among Manufacturers’ Services Limited, a Delaware corporation (the “Parent”), Manufacturers’ Services Salt Lake City Operations, Inc., a Delaware corporation (“MSSLCO”), Manufacturers’ Services Western U.S. Operations, Inc.,  a California corporation (“MSWUSO”), Manufacturers’ Services Central U.S. Operations, Inc., a Minnesota corporation (“MSCUSO”), MSL Lowell Operations, Inc., a Delaware corporation (“MSLLO”), and MSL Midwest Operations, Inc., a Delaware corporation (“MSLMO”; and together with the Parent, MSSLCO, MSWUSO, MSCUSO and MSLLO, each a “Borrower” and collectively, the “Borrowers”), the guarantors named therein, the Lenders, Bank of America, N.A., as administrative agent, Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, General Electric Capital Corporation, as documentation agent, and Banc of America Securities LLC and Credit Suisse First Boston, Cayman Islands Branch, as co-book managers and co-lead arrangers.  Terms defined in the Credit Agreement and defined herein are used herein as therein defined.

1.             We hereby give you notice of, and request the consent of the Administrative Agent and the Parent to, the assignment pursuant to the Assignment and Acceptance attached hereto (the “Assignment and Acceptance”) by Bank of America, N.A. (the “Assignor”) to Orix Financial Services, Inc. (the “Assignee”) of 27.273% of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Revolving Credit Commitment of the Assignor and each of the outstanding Revolving Loans and L/C Obligations (as defined in the Assignment and Acceptance) of the Assignor).

2.             The Assignee agrees that, upon receiving the consent of the Administrative Agent and, if applicable, the Parent to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Revolving  Lender originally holding such interest in the Credit Agreement.

3.             The following administrative details apply to the Assignee:

(A)	Notice Address:
846 E. Algonquin Road, Suite 101
Schaumburg, IL 30173-3854

Assignee name: Orix Financial Services, Inc.

	Address:	846 E. Algonquin Road, Suite 101
Schaumburg, IL 30173-3854

Attention: Maria Melvin
Telephone: (770) 970-8016
Telecopier: (770) 970-8066
Telex (Answerback):

(B)	Payment Instructions:

	Account No.:	050-2481
	ABA:	043000261
	At:	Mellon Bank, N.A.
Pittsburgh, PA
	Reference:	Manufacturers’ Services Limited

4.             You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

5.             By its signature below, the Administrative Agent waives the processing fee referred to in Section 11.2(a) of the Credit Agreement.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ James Foley
Name: James Foley
Title: Account Officer

ORIX FINANCIAL SERVICES, INC.

By:	/s/ Michael J. Cox
Name: MICHAEL J. COX
Title: SVP

ACKNOWLEDGED AND ASSIGNMENT CONSENTED TO:

Bank of America, N.A., as Administrative Agent

By:	/s/ James Foley
Name: James Foley
Title: Account Officer

Manufacturers’ Services Limited

By:	/s/ Sean Lannan
Name: Sean Lannan
Title: VP, Treasurer